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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 11, 2006 (May 8, 2006)
                                                 -------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-1667                 31-4421866
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


          3776 South High Street, Columbus, Ohio                     43207
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         (Address of principal executive offices)                  (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Compensation Program for Directors Effective May 8, 2006

         On May 8, 2006, upon the recommendation of the Compensation Committee, the Board of Directors (the "Board") of Bob Evans Farms, Inc. (the "Company") approved a new compensation program for the Company's directors (the "Director Compensation Program"). The Director Compensation Program is effective as of May 8, 2006 and supersedes the Company's previous director compensation program.

         Retainers

         The Director Compensation Program provides all directors with cash retainers. Directors who are employed by the Company or one of its subsidiaries ("Employee Directors") will each be paid a cash retainer of $1,200 per month ($14,400 annually). Directors who are not employed by the Company or one of its subsidiaries ("Non-Employee Directors") will each be paid a cash retainer of $2,000 per month ($24,000 annually). Also, the Chairman of the Board will receive a cash retainer of $5,750 per month ($69,000 annually) in addition to his retainer as a Non-Employee Director and any other compensation to which he may be entitled under the Director Compensation Program.

         Each Non-Employee Director will also receive an annual grant of 2,500 restricted shares of the Company's common stock on the date of the June meeting of the Compensation Committee of the Board. The Non-Employee Directors cannot sell or otherwise transfer these shares for a period of one-year after the shares are issued.

         Board and Committee Meeting Fees

         The Director Compensation Program provides that each Non-Employee Director will be paid a fee of $1,500 for each meeting of the Board attended. (Employee Directors do not receive any fees for attending meetings of the Board or committees of the Board.) The following table shows the fees to be paid to Non-Employee Directors for each meeting of a committee of the Board attended:

                   Board Committee                         Committee Member Fee       Committee Chairperson Fee
                   ---------------                         --------------------       -------------------------
Audit Committee                                                   $1,750                       $3,000
Compensation Committee                                            $1,500                       $2,500
Nominating and Corporate Governance Committee                     $1,000                       $1,500

         Compensation for Special Projects

         Non-Employee Directors who undertake special projects and assignments at the request of the Chairman of the Board will be compensated on a per diem basis at a rate of $1,000 plus expenses.

         Other Benefits

         The Company will maintain a $50,000 life insurance policy for each Non-Employee Director. Non-Employee Directors may participate in the Company's group healthcare plan at employee cost levels. The Company will also reimburse Non-Employee Directors for out-of-pocket expenses associated with travel to and from meetings of the Board and its committees.


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         The foregoing summary of the Director Compensation Program is not complete and is qualified in its entirety to the Director Compensation Program which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

         On May 8, 2006, the Board approved a stock repurchase program for the Company for the fiscal year beginning on April 29, 2006 and ending April 27, 2007. Under the stock repurchase program, the Company is authorized to repurchase up to 2,000,000 shares of its common stock at such times and at such prices as may be approved by Steven Davis, the Company's Chief Executive Officer, or Donald Radkoski, the Company's Chief Financial Officer, Treasurer and Secretary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired - Not Applicable

         (b)  Pro Form Financial Information -  Not applicable

         (c)  Exhibits:

              10.1 Bob Evans Farms, Inc. Compensation Program for Directors - Adopted and Effective May 8, 2006


   [Remainder of page intentionally left blank; signature on following page.]



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOB EVANS FARMS, INC.


Dated:  May 11, 2006                    By: /s/ Donald J. Radkoski
                                            -----------------------------------
                                            Donald J. Radkoski
                                            Chief Financial Officer, Treasurer
                                            and Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 11, 2006

Exhibit No.                                Description
-----------                                -----------

   10.1 Bob Evans Farms, Inc. Compensation Program for Directors - Adopted and Effective May 8, 2006